First quarter FY17 earnings presentation Bristow Group Inc. August 5, 2016 Exhibit 99.1

Forward-looking statements Statements contained in this presentation regarding the Company’s or management’s intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. These forward-looking statements include statements regarding earnings guidance and earnings growth, expected contract revenue, capital deployment strategy, operational and capital performance, impact of new contracts, cost reduction initiatives, capex deferral, shareholder return, liquidity, market and industry conditions. It is important to note that the Company’s actual results could differ materially from those projected in such forward-looking statements. Risks and uncertainties include, without limitation: fluctuations in the demand for our services; fluctuations in worldwide prices of and supply and demand for oil and natural gas; fluctuations in levels of oil and natural gas production, exploration and development activities; the impact of competition; actions by clients and suppliers; the risk of reductions in spending on helicopter services by governmental agencies; changes in tax and other laws and regulations; changes in foreign exchange rates and controls; risks associated with international operations; operating risks inherent in our business, including the possibility of declining safety performance; general economic conditions including the capital and credit markets; our ability to obtain financing; the risk of grounding of segments of our fleet for extended periods of time or indefinitely; our ability to re-deploy our aircraft to regions with greater demand; our ability to acquire additional aircraft and dispose of older aircraft through sales into the aftermarket; the possibility that we do not achieve the anticipated benefit of our fleet investment and Operational Excellence programs; availability of employees with the necessary skills; and political instability, war or acts of terrorism in any of the countries in which we operate. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s SEC filings, including but not limited to the Company’s annual report on Form 10-K for the fiscal year ended March 31, 2016 and quarterly report on Form 10-Q for the three months ended June 30, 2016. Bristow Group Inc. disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events or otherwise.

Executive summary and safety review

Q1 FY17 operational safety review

- Heightened focus on safety performance is yielding positive results
- Significant improvement in our HSE performance in fixed-wing and SAR operations
- Continued leadership in safety recognized through industry safety awards
- Excellent collaboration through HeliOffshore to address H225 grounding and other industry reliability and resiliency issues

Air Accident Rate[1] (AAR) per 100,000 flight hours (fiscal year)



0.53
1.44[2]
0.00
0.00
1.04
0.00
FY12
FY13
FY14
FY15
FY16
Q1 FY17

Total Recordable Injury Rate[3] (TRIR) per 200,000 man hours (cumulative)



0.27
0.31
0.26
0.23
0.37
0.29
FY12
FY13
FY14
FY15
FY16
Q1 FY17

1) AAR includes commercial operations for Bristow Group and consolidated affiliates, Eastern Airways and Airnorth
2) FY13 AAR of 0.96 amended to include confirmed NAIB accident classification for 5N-BFF accident in October 2012
3) TRIR beginning in FY15 includes consolidated commercial operations, corporate, Bristow Academy, Eastern Airways, and Airnorth employees

Bristow HeliOffshore TARGET ZERO

4

Market overview and outlook Bristow operating revenue impacted by 27% drop in year over year oil and gas revenue; down 1% sequentially from Q4 Asia Pacific and U.S. GoM markets were challenged by reductions in utilization and completion of contracts Bristow is capitalizing on our global S-92 fleet to service critical needs for new and existing clients worldwide The June 2016 quarter oil and gas results are indicative of the next three quarters’ expected performance with upside from cost reduction initiatives offset by foreign currency exchange rate depreciation Improving our liquidity through: Finalizing deferral of ~$95 million of oil and gas aircraft capex Pursuing prudent financing alternatives to bridge liquidity; SAR assets remain attractive financing sources of capital Upside from new contract wins and full U.K. SAR contribution expected to begin to impact results in FY18

FX headwinds intensify due to Brexit; minimal impact from Nigerian naira Brexit is not expected to have any operational impact on our North Sea business The depreciation of the GBP in late June had limited impact on our Q1 FY17 operating results as the change occurred late in the quarter If the USD/GBP rate persists at the June 30 level for the remainder of FY17, the translation of our GBP denominated operating results would decrease adjusted EBITDAR by ~$15 - 20 million Q1 FY17 adjusted EBITDAR was negatively impacted by $6.3 million of balance sheet FX revaluations, predominately GBP The devaluation of the Nigerian naira had a minimal impact on our Q1 FY17 results

Oil and gas rotary revenue declines are partially offset by U.K. SAR and fixed wing contribution

- **Oil and gas:**
  - Five LACE renewal for five years in ECR beginning Q1 FY18
  - 1½ LACE for five years in ECR beginning Q3 FY17
  - Two LACE on short term contracts in Norway
  - Ending of several contracts in AMR and APR LACE rate reduction
- **SAR:**
  - U.K. SAR continues to perform as expected with only ~$115 million of capital spend remaining as of today
  - Began offering oil and gas SAR service in Nigeria with one AW139
- **Fixed wing:** addition of new routes in both Airnorth and Eastern



Operating revenue by business line
U.K. SAR
Fixed wing
Oil and gas
$ in millions
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
-
FY14
FY15
FY16
Q1 FY17
2%
2%
96%
3%
9%
88%
11%
13%
76%
14%
14%
72%

Bristow
TARGET ZERO
7

Anticipated deferral of ~$95 million of oil and gas aircraft capex into FY19 and beyond 30 64 Deferral out of FY17/FY18 and into future periods We are finalizing an over 40% reduction in aircraft capital expenditures in FY17 and FY18 We sold six aircraft and other assets for total proceeds of ~$12 million in Q1 FY17

Updated FY17 guidance

FY17 guidance as of June 30, 2016[1]				
U.K. SAR	Revenue	~$195M - $225M	G&A expense	~$195M - $215M
	EBITDAR[2]	~$85M - $105M	Depreciation expense	~$110M - $130M
Eastern	Revenue	~$120M - $135M	Rent expense	~$215M - $225M
	EBITDAR[2]	~$15M - $20M	Interest expense	~$35M - $45M
Airnorth	Revenue	~$70M - $85M	Non-aircraft capex	~$50M annually
	EBITDAR[2]	~$15M - $20M		

- U.K. SAR guidance lowered as a result of GBP depreciation
- Tax rate, when adjusted for discrete items, is dependent on earnings mix between higher and lower tax rate jurisdictions; our tax strategy is proven and fully compliant with all relevant jurisdictional authorities

1) FY17 guidance assumes FX rates as of June 30, 2016
2) EBITDAR excludes corporate overhead allocations and is consistent with financial reporting

Bristow

TARGET ZERO

9

Bristow has proven resources to survive this downturn as a global sector leader Primary focus remains on reinforcing Target Zero programs and improving safety performance The P&L impact of the GBP depreciation will be realized in future periods if the USD/GBP rate remains at current levels or depreciates further The June 2016 quarter oil and gas results are expected to be indicative of the next three quarters’ expected performance with upside from cost reduction initiatives offset by foreign currency exchange rate depreciation Bristow has the tools to survive this downturn as a global sector leader We have been successful in improving liquidity through deferring/cancelling capex and opex reductions Covenant relief continues to provide us with ample flexibility Multiple financing options anchored by our mostly unsecured U.K. SAR assets and global owned fleet with ~$2.0 billion estimated value

Operational highlights

Q4 FY16 highlights Adjusted EBITDAR $ in millions Operating revenue $ in millions

Europe Caspian United Kingdom Norway Turkmenistan Operating revenue $ in millions Falkland Islands Adjusted EBITDAR $ in millions

U.K. SAR AW189 full icing protection system certified by EASA in late June, allowing us to deliver the contracted solution of 11 S-92s and 11 AW189s Operating bases expected to transition to AW189s ~six months after aircraft delivery 1) LACE count based on aircraft types specified in original contract

Africa Nigeria Egypt $ in millions Operating revenue Adjusted EBITDAR $ in millions

Americas United States Canada Brazil Trinidad Operating revenue $ in millions Guyana Adjusted EBITDAR $ in millions

Líder update Líder adjusted EBITDAR Petrobras operation of H225 remains suspended Potential opportunities to extend current contracts due to H225 grounding Líder is the official ground handler provider for executive aviation in Rio de Janeiro during Olympics New FBO at Rio de Janeiro International Airport operational

Asia Pacific Russia Australia Malaysia Operating revenue $ in millions Adjusted EBITDAR $ in millions

Appendix

Organizational chart - as of June 30, 2016 Business Unit (% of current period operating revenue) Corporate Region ( # of aircraft ) Joint Venture (# of aircraft) Key Operated Aircraft Bristow owned and/or operated 333 aircraft as of June 30, 2016 Affiliated Aircraft Bristow affiliates and joint ventures operated 114 aircraft as of June 30, 2016 * Includes corporate and other Bristow Europe Caspian 53% Africa 15% Americas 16% Asia Pacific 16% BRS Academy / Other 0%* U.K. – 89 Norway – 24 Nigeria – 48 U.S. GoM – 51 Canada – 8 Australia – 39 Brazil – 5 Egypt – 0 Russia – 7 Trinidad – 9 Florida – 46 Nevada – 3 Líder – 69 PAS – 45 Guyana – 3 Turkmenistan – 1

Next Generation Aircraft Mature Aircraft Fair market value of our owned fleet is ~$2.0 billion and leased fleet is ~$1.7 billion Medium capacity 12-15 passengers Large capacity 16-25 passengers Fleet – as of June 30, 2016

Mature Aircraft 1) LACE does not include held for sale, training helicopters and fixed wing Next Generation Aircraft Small capacity 4-7 passengers Training capacity 2-6 passengers Fleet – as of June 30, 2016 (continued)

Of the 109 aircraft currently leased in our fleet, 75 are commercial (63 LACE), 18 are training and 16 are fixed wing 63 LACE aircraft represent approximately 39% of our commercial fleet Our goal is for commercial fleet operating leases to account for approximately 35% of our LACE 1) The percentage of LACE leased is calculated by taking the total LACE for leased aircraft divided by the total LACE for all aircraft we operate, including both owned and leased aircraft. See 10-Q Note 5 “Commitments and Contingencies” for more information provided on operating leases. 1 Leased aircraft detail as of June 30, 2016

See 10-Q Note 5 “Commitments and Contingencies” for more information provided on operating leases. * Includes writeoffs, lease returns, and commencements Consolidated fleet changes and aircraft sales * Includes writeoffs, lease returns, and commencements

See 10-Q Note 5 “Commitments and Contingencies” for more information provided on operating leases. Held for sale and leased fleet by region

Operating revenue, LACE and LACE rate by region 4 $ in millions LACE rate is annualized $ in millions per LACE Excludes Bristow Academy, Airnorth and Eastern Airways

Historical LACE by region

Historical LACE rate by region $ in millions LACE rate is annualized Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Europe Caspian $10.49 $10.94 $9.69 $9.10 $9.59 $9.92 $10.27 $10.82 $10.55 $9.74 $9.37 $8.95 Africa 11.54 11.70 13.06 13.28 14.26 13.95 13.25 13.34 14.10 14.11 15.86 15.81 Americas 6.10 6.38 5.82 6.06 6.37 7.31 7.14 7.26 7.38 7.58 7.54 7.72 Asia Pacific 6.91 7.49 7.64 7.23 7.37 6.48 5.50 6.42 7.14 7.55 7.36 7.93 Consolidated $8.55 $8.95 $8.49 $8.35 $8.78 $9.07 $8.97 $9.34 $9.55 $9.43 $9.33 $9.33 FY17 Q1 Q2 Q3 Q4 Q1 Europe Caspian $9.16 $9.08 $8.97 $9.26 $8.39 Africa 14.42 14.47 14.05 12.95 12.90 Americas 7.41 7.17 7.06 7.02 5.98 Asia Pacific 7.91 7.70 7.87 7.30 5.27 Consolidated $9.25 $9.06 $8.95 $8.85 $7.75 FY16 FY13 FY14 FY15 LACE Rate 1,2

Order and options book as of June 30, 2016

Bristow Value Added (BVA) BVA is computed by subtracting a capital charge (10.5%) for the use of gross invested capital from after tax operating cash flow. GCF Return % is based on trailing twelve months after tax operating cash flows (Gross Cash Flow) over average quarterly gross invested capital (Gross Operating Assets). Refer to slide 36 for additional details.

NOTE: The gray shaded area represents the range of FMV with and without the impact of leased aircraft (upper range includes leased aircraft and related NPV of lease payments; lower range excludes FMV of leased aircraft as well as the NPV of lease payments). The company derives market value from observable market data if available and may require utilization of estimates, applications of significant judgment and reliance upon valuation specialists’ and third party analysts’ reports. When using third party reports, the market value is as of the date of such report and is not updated to reflect factors that may impact the valuation since the date of such report, including fluctuations in foreign currency exchange rates, oil and gas prices, and the balance of supply and demand. There is no assurance that market value of an asset represents the amount that the Company could obtain from an unaffiliated third party in an arm’s length sale of the asset, the fleet, or the Company. Net asset FMV

Net asset FMV reconciliation as of June 30, 2016

Adjusted EBITDAR margin trend by region Adjusted EBITDAR excludes special items and asset dispositions and margin is calculated by taking adjusted EBITDAR divided by operating revenue

Adjusted EBITDAR reconciliation Adjusted EBITDAR excludes special items and asset dispositions

Bristow Value Added (BVA)
Sample calculation for Q1 FY17 and Q1 FY16

Bristow Value Added = Gross Cash Flow – (Gross Operating Assets X Capital Charge)

BVA = GCF – (GOA x 10.5%[1])

Bristow Value Added calculation for Q1 FY17

$(10.2) = $88.8 – ($3,772* x 2.625%[1])

Bristow Value Added calculation for Q1 FY16

$9.7 = $110.6 – ($3,841* x 2.625%[1])

(in millions)

Gross cash flow reconciliation	Q1 FY16	Q1 FY17
Net income	$ (3)	(41)
Depreciation and amortization	37	35
Interest expense	8	11
Interest income	(0)	(0)
Rent	54	51
Other income/expense-net	(4)	6
Gain/loss on asset sale	8	10
Special items	13	7
Tax effect from special items	(7)	8
Earnings (losses) from unconsolidated affiliates, net	(6)	(4)
Non-controlling interests	2	(0)
Gross cash flow before Líder	**$101**	**$83**
Gross cash flow - Líder proportional	9	6
Gross cash flow after Líder	**$111**	**$89**

(in millions)

Adjusted gross operating assets reconciliation	Q1 FY16	Q1 FY17
Total assets	$ 3,243	$ 3,218
Accumulated depreciation	507	538
Capitalized operating leases	674	540
Cash and cash equivalents	(120)	(123)
Investment in unconsolidated entities	(223)	(207)
Goodwill	(78)	(29)
Intangibles	(18)	(7)
Assets held for sale: net	(39)	(41)
Assets held for sale: gross	98	133
Adj. for gains & losses on assets sales	98	11
Accounts payable	(98)	(93)
Accrued maintenance and repairs	(31)	(21)
Other accrued taxes	(12)	(8)
Accrued wages, benefits and related taxes	(76)	(61)
Other accrued liabilities	(79)	(54)
Income taxes payable	(6)	(20)
Deferred revenue	(33)	(43)
ST deferred taxes	(4)	(2)
LT deferred taxes	(169)	(155)
Adjusted gross operating assets before Líder	**$ 3,630**	**$ 3,577**
Adjusted gross operating assets - Líder proportional	211	195
Adjusted gross operating assets after Líder	**$ 3,841**	**$ 3,772**

1) Quarterly capital charge of 2.625% is based on annual capital charge of 10.5%

Bristow TARGET ZERO 35

Líder Bristow Value Added (BVA)
Sample calculation for Q1 FY17 and Q1 FY16

Bristow Value Added = Gross Cash Flow – (Gross Operating Assets X Capital Charge)

BVA = GCF – (GOA x 10.5%[1])

Bristow Value Added calculation for Q1 FY17

$0.9 = $6.1 – ($195* x 2.625%[1])

Bristow Value Added calculation for Q1 FY16

$4.0 = $9.5 – ($211* x 2.625%[1])

($ in millions)

Gross cash flow reconciliation	**Q1 FY16**	**Q1 FY17**
Net income (loss)	($7)	$14
Depreciation and amortization	3	2
Rent	6	8
Interest expense	3	3
Interest income	(1)	(1)
FX (gains) losses	27	1
Other income/expense-net	(16)	(9)
Special Adjustment- remove Lider tax per income stmt.	7	1
Earnings (losses) from unconsolidated affiliates, net	-	(1)
Non-controlling Interests	1	-
Gross cash flow	**$23**	**$18**
Special item outside of Líder - add Bristow tax calc.	0	(3)
Gross cash flow	$23	$14
Líder proportional consolidation - GCF	**$9**	**$6**

($ in millions)

Adjusted gross operating assets reconciliation	**Q1 FY16**	**Q1 FY17**
Total assets	$553	$539
Cash and cash equivalents	(74)	(152)
Accumulated depreciation	64	60
Capitalized operating leases	116	155
Investments & escrow deposits	(44)	(45)
Intangibles	(4)	(4)
Intangibles, amortization	3	3
Other, non operating assets	(38)	(27)
Accounts payable	(30)	(27)
Other payables	(3)	(8)
Other accrued taxes	(10)	(4)
Accrued wages, benefits and related taxes	(14)	(11)
Income taxes payable	(10)	(6)
Deferred revenue	(7)	(8)
Adjusted gross operating assets	**$503**	**$465**
Líder proportional consolidation GOA	**$211**	**$195**

Bristow

1) Quarterly capital charge of 2.625% is based on annual capital charge of 10.5%

TARGET ZERO

36

Líder's adjusted EBITDAR reconciliation Adjusted EBITDAR excludes special items and asset dispositions

GAAP reconciliation See information about special items in 10-K or earnings release for Q4 FY16 These amounts are presented after applying the appropriate tax effect to each item and dividing by the weighted average shares outstanding during the related period to calculate the earnings per share impact

Bank financial covenants

Adjusted EBITDAR excludes gains and losses on dispositions of assets Total leverage reconciliation

Líder leverage reconciliation

Bristow Group Inc. (NYSE: BRS) 2103 City West Blvd., 4th Floor Houston, Texas 77042 t 713.267.7600 f 713.267.7620 bristowgroup.com Contact us